UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 25, 2006

MILLENNIUM BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-49611	54-1920520
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

1601 WASHINGTON PLAZA

RESTON, VIRGINIA 20190

(Address of principal executive offices)

(703) 464-0100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2006, the Board of Directors of Millennium Bankshares Corporation (the “Company”) approved a series of changes to the Company’s Bylaws, to become effective as of September 1, 2006. The Bylaw amendments will not be effective for the Company’s 2006 Annual Meeting of Stockholders. The Company’s amended Bylaws are filed as an exhibit to this Current Report on Form 8-K and are incorporated by this reference. The changes made include the following:

•	Clarification that stockholder meeting notice may be provided by electronic dissemination (See Section 1.1 of Exhibit 3.1);

•	An addition to Section 1.5 regarding the maintenance and provision of a list of the Company’s stockholders (See Section 1.5 of Exhibit 3.1);

•	A new Section 1.9 describing the procedures to be followed for a stockholder to nominate individuals for election to the Company’s Board of Directors. The new provision requires that the notice of nomination be delivered to the Company between 120 and 90 days prior to the scheduled annual meeting. The old provision, stricken from what is now Section 2.3, provided that the notice be delivered to the Company between 50 and 14 days prior to the scheduled annual meeting. The new provision describes the required contents of the notice of nomination and provides a mechanism for the nomination to be rejected by the Board of Directors if the notice of nomination is deficient and is not cured in a timely manner (See Section 1.9 of Exhibit 3.1);

•	A new Section 1.10 describing the procedures to be followed for a stockholder to bring a proposal before an annual meeting of stockholders. The new provision requires that the notice of proposal be delivered to the Company between 120 and 90 days prior to the scheduled annual meeting and describes the required contents of the notice of proposal and provides a mechanism for the proposal to be rejected by the Board of Directors if the notice of proposal is deficient and is not cured in a timely manner (See Section 1.10 of Exhibit 3.1);

•	Clarification regarding director qualifications, including an age limitation of 72 (See Section 2.3 of Exhibit 3.1) and a 1,000 share stock ownership requirement (See Section 2.4 of Exhibit 3.1), both of which were previously contained in the Company’s Corporate Governance Guidelines;

•	Description of Chairman and Vice Chairman positions on Board of Directors (See Section 2.7 of Exhibit 3.1);

•	Clarification regarding telephonic participation in board meetings (See Section 2.19 of Exhibit 3.1);

•	A new Section 3.1 describing the standing committees of the Company’s Board of Directors and authorizing other board committees (See Section 3.1 of Exhibit 3.1);

•	Clarification of the duties of the Executive Committee (See Section 3.2 of Exhibit 3.1) and descriptions of the duties of the Audit, Nominating and Governance and Compensation Committees of the Board of Directors added (See Sections 3.3-3.5 of Exhibit 3.1);

•	Clarifying language added regarding the duties of the chief executive officer and president (See Sections 4.3 and 4.4 of Exhibit 3.1); and

•	Clarification regarding the authority of the Board of Directors to declare dividends on the Company’s capital stock (See Section 6.5 of Exhibit 3.1).

Item 8.01. Other Events.

The Company’s Board of Directors has set the date of the Company’s Annual Meeting of Stockholders for August 31, 2006. The time and location for the annual meeting will be included in the Company’s proxy statement. The Company’s Board of Directors has set the close of business on June 28, 2006 as the record date for determining shareholders entitled to notice of and to vote at the annual meeting. The Company must receive proposals, whether or not for possible inclusion in the proxy statement, relating to the annual meeting no later than June 10, 2006.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following item is filed as an exhibit to this Current Report on Form 8-K:

3.1	Bylaws of Millennium Bankshares Corporation as amended on May 25, 2006 and effective September 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM BANKSHARES CORPORATION

Date: June 1, 2006	By:	/s/ Dale G. Phelps
Dale G. Phelps
Executive Vice President and
Chief Financial Officer